Exhibit 10.1

UTSTARCOM, INC.

AMENDMENT TO STOCK OPTION AGREEMENTS

This Amendment (the “Amendment”) is made this 11th day of January, 2008, by and between Hong Lu (the “Optionee”) and UTStarcom, Inc. (the “Company”).

WHEREAS, in connection with a voluntary review undertaken by the Company of its historic option grant practices, the Optionee has agreed to cancel ten percent (10%) of the shares subject to each option granted to the Optionee after the initial public offering of the Company’s common stock;

WHEREAS, the Company granted the Optionee an option number 97574 (“Option 97574”) on October 18, 2000 to purchase 6,441 shares of Company common stock under the Company’s 1997 Stock Plan (the “Plan”) and Option 97574 was memorialized in the Optionee’s stock option agreement (“Option 97574 Agreement”);

WHEREAS, the Company granted the Optionee an option number A97574 (“Option A97574”) on October 18, 2000 to purchase 93,559 shares of Company common stock under the Plan and Option A97574 was memorialized in the Optionee’s stock option agreement (“Option A97574 Agreement”);

WHEREAS, the Company granted the Optionee an option number 971016 (“Option 971016”) on December 21, 2000 to purchase 100,000 shares of Company common stock under the Plan and Option 971016 was memorialized in the Optionee’s stock option agreement (“Option 971016 Agreement”);

WHEREAS, the Company granted the Optionee an option number A974219 (“Option A974219”) on July 25, 2002 to purchase 75,000 shares of Company common stock under the Plan and Option A974219 was memorialized in the Optionee’s stock option agreement (“Option A974219 Agreement”);

WHEREAS, the Company granted the Optionee an option number 973581 (“Option 973581”) on February 28, 2002 to purchase 9,876 shares of Company common stock under the Plan and Option 973581 was memorialized in the Optionee’s stock option agreement (“Option 973581 Agreement”);

WHEREAS, the Company granted the Optionee an option number A973581 (“Option A973581”) on February 28, 2002 to purchase 140,124 shares of Company common stock under the Plan and Option A973581 was memorialized in the Optionee’s stock option agreement (“Option A973581 Agreement”);

WHEREAS, the Company granted the Optionee an option number 974703 (“Option 974703”) on February 3, 2003 to purchase 5,000 shares of Company common stock under the Plan and Option 974703 was memorialized in the Optionee’s stock option agreement (“Option 974703 Agreement”);

WHEREAS, the Company granted the Optionee an option number A974703 (“Option A974703”) on February 3, 2003 to purchase 115,000 shares of Company common stock under the Plan and Option A974703 was memorialized in the Optionee’s stock option agreement (“Option A974703 Agreement”);

WHEREAS, the Company granted the Optionee an option number 976051 (“Option 976051”) on January 20, 2004 to purchase 2,797 shares of Company common stock under the Plan and Option 976051 was memorialized in the Optionee’s stock option agreement (“Option 976051 Agreement”);

WHEREAS, the Company granted the Optionee an option number A976051 (“Option A976051”) on January 20, 2004 to purchase 247,203 shares of Company common stock under the Plan and Option A976051 was memorialized in the Optionee’s stock option agreement (“Option A976051 Agreement”);

WHEREAS, the Company granted the Optionee an option number 9715989 (“Option 9715989”) on February 28, 2006 to purchase 768 shares of Company common stock under the Plan and Option 9715989 was memorialized in the Optionee’s stock option agreement (“Option 9715989 Agreement”);

WHEREAS, the Company granted the Optionee an option number A9715989 (“Option A9715989”) on February 28, 2006 to purchase 233,232 shares of Company common stock under the Plan and Option A9715989 was memorialized in the Optionee’s stock option agreement (“Option A9715989 Agreement”);

NOW, THEREFORE, the Optionee and the Company agree that the Option 97574 Agreement, Option A97574 Agreement, Option 971016 Agreement, Option A974219 Agreement, Option 973581 Agreement, Option A973581 Agreement, Option 974703 Agreement, Option A974703 Agreement, Option 976051 Agreement, Option A976051 Agreement, Option 9715989 Agreement, and Option A9715989 Agreement (each an “Option Agreement” and together, the “Option Agreements”) will be amended to provide as follows:

1.                                      Cancellation of Shares Subject to Option 97574. The total number of shares subject to Option 97574 hereby is amended so that 5,796 shares of Company common stock will now be subject to Option 97574.

2.                                      Cancellation of Shares Subject to Option A97574. The total number of shares subject to Option A97574 hereby is amended so that 84,203 shares of Company common stock will now be subject to Option A97574.

3.                                      Cancellation of Shares Subject to Option 971016. The total number of shares subject to Option 971016 hereby is amended so that 90,000 shares of Company common stock will now be subject to Option 971016.

4.                                      Cancellation of Shares Subject to Option A974219. The total number of shares subject to Option A974219 hereby is amended so that 67,500 shares of Company common stock will now be subject to Option A974219.

5.                                      Cancellation of Shares Subject to Option 973581. The total number of shares subject to Option 973581 hereby is amended so that 8,888 shares of Company common stock will now be subject to Option 973581.

6.                                      Cancellation of Shares Subject to Option A973581. The total number of shares subject to Option A973581 hereby is amended so that 126,111 shares of Company common stock will now be subject to Option A973581.

7.                                      Cancellation of Shares Subject to Option 974703. The total number of shares subject to Option 974703 hereby is amended so that 4,500 shares of Company common stock will now be subject to Option 974703.

8.                                      Cancellation of Shares Subject to Option A974703. The total number of shares subject to Option A974703 hereby is amended so that 103,500 shares of Company common stock will now be subject to Option A974703.

9.                                      Cancellation of Shares Subject to Option 976051. The total number of shares subject to Option 976051 hereby is amended so that 2,517 shares of Company common stock will now be subject to Option 976051.

10.                               Cancellation of Shares Subject to Option A976051. The total number of shares subject to Option A976051 hereby is amended so that 222,482 shares of Company common stock will now be subject to Option A976051.

11.                               Cancellation of Shares Subject to Option 9715989. The total number of shares subject to Option 9715989 hereby is amended so that 691 shares of Company common stock will now be subject to Option 9715989.

12.                               Cancellation of Shares Subject to Option A9715989. The total number of shares subject to Option A9715989 hereby is amended so that 209,908 shares of Company common stock will now be subject to Option A9715989.

13.                               Option Agreements. To the extent not expressly amended hereby, the Option Agreements will remain in full force and effect.

14.                               Entire Agreement. This Amendment, taken together with the Option Agreements (to the extent not amended hereby) and the Plan, represent the entire agreement of the parties and will supersede any and all previous contracts, arrangements or understandings between the parties with respect to the Optionee’s stock option benefits.  This Amendment may be amended at any time only by mutual written agreement of the parties hereto.

15.                               Counterparts. This Amendment may be executed in counterparts, and each counterpart will have the same force and effect as an original and will constitute an effective, binding agreement on the part of each of the undersigned.  Execution and delivery of this Amendment by exchange of facsimile copies bearing the facsimile signature of a party will constitute a valid and binding execution and delivery of the Amendment by such party.  Such facsimile copies will constitute enforceable original documents.

16.                               Headings. All captions and section headings used in this Amendment are for convenient reference only and do not form a part of this Amendment.

17.                               Governing Law. This Amendment will be governed by the laws of the State of California (with the exception of its conflict of laws provisions).

IN WITNESS WHEREOF, this Amendment has been entered into as of the date first set forth above.

UTSTARCOM		OPTIONEE

By:	/s/ Francis P. Barton	/s/ Hong Liang Lu

Its:	EVP, Chief Financial Officer